UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2009

L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-08087887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(203) 504-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 9, 2009, L-1 Identity Solutions, Inc. (“L-1”) and certain of its subsidiaries entered into the First Amendment (the “Amendment”), dated and effective as of July 8, 2009, to the Second Amended and Restated Credit Agreement dated as of August 5, 2008, among L-1 Identity Solutions Operating Company, L-1, Bank of America, N.A., the Lenders party thereto, Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC (the “Credit Agreement”). Pursuant to the Amendment, the existing term loans under the Credit Agreement have been split into two tranches having different principal repayment schedules, the first tranche having an aggregate principal amount of approximately $159.1 million as of July 1, 2009 (the “Tranche B-1 Term Loans”) and the second tranche having an aggregate principal amount of approximately $129.6 million as of July 1, 2009 (the “Tranche B-2 Term Loans”). The principal payment terms of the Tranche B-1 Term Loans remain unchanged, while the Tranche B-2 Term Loans provide for principal payments of 1% per annum prior to maturity, each as specified in the Amendment. Pursuant to the Amendment, the interest rates applicable to the Tranche B-2 Term Loans will be increased by 0.5% per annum.  The Amendment also provides that L-1's compliance with financial covenants will be measured after giving effect to the reduced principal payments provided by the Amendment and after adjusting for the effect of recently issued accounting standards, as specified in more detail in the Amendment.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 hereto. Investors are encouraged to review the full text of the Amendment for a detailed description of the terms thereof.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of July 8, 2009, among L-1 Identity Solutions Operating Company, L-1 Identity Solutions, Inc., each of the other Guarantors, each Lender party thereto, and Bank of America, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2009

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Robert V. LaPenta
Robert V. LaPenta Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of July 8, 2009, among L-1 Identity Solutions Operating Company, L-1 Identity Solutions, Inc., each of the other Guarantors, each Lender party thereto, and Bank of America, N.A., as administrative agent.